Exhibit 10.7

METASTORM INC.

FORM OF AMENDED AND
RESTATED
2004 OMNIBUS STOCK PLAN

EFFECTIVE:  JANUARY 7, 2008

Copyright Venable, Baetjer & Howard, LLP

METASTORM INC.

FORM OF AMENDED AND RESTATED
2004 OMNIBUS STOCK PLAN

1.                                      Establishment, Purpose and Types of Awards

Metastorm Inc. hereby establishes the METASTORM INC. AMENDED AND RESTATED 2004 OMNIBUS STOCK PLAN (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of Metastorm Inc. (the “Corporation”) by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

The Plan permits the granting of stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code), restricted and unrestricted stock and restricted stock units (collectively, “Awards”).

The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933 (the “Securities Act”). Except to the extent any other exemption from the Securities Act is expressly relied upon in connection with any agreement entered into pursuant to the Plan or the securities issuable hereunder are registered under the Securities Act, or the securities issuable hereunder are registered under the Securities Act, the issuance of Common or Preferred Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701.  To the extent that an exemption from registration under the Securities Act provided by Rule 701 is unavailable, all unregistered offers and sales of Awards and shares of Common or Preferred Stock issuable upon exercise of an Award are intended to be exempt from registration under the Securities Act in reliance upon the private offering exemption contained in Section 4(2) of the Securities Act, or other available exemption, and the Plan shall be so administered.

2.                                      Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

(a)                                  “Board” shall mean the Board of Directors of the Corporation.

(b)                                 “Change in Control” shall mean:

(i)                                     The consummation of a merger or consolidation of the Corporation with or into another entity or any other reorganization of the Corporation, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is not owned directly or indirectly (via ownership of another entity) by persons who were holders of the Corporation’s then-outstanding voting securities immediately prior to such merger, consolidation or other reorganization;

(ii)                                  The sale, transfer or other disposition of all or substantially all of the Corporation’s assets to an entity that is not a Parent or a Subsidiary of the Corporation; or

(iii)                               Any transaction as a result of which any person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing at least fifty percent (50%) of the total voting power represented by the Corporation’s then-outstanding voting securities. For purposes of this subsection, the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude: (A) any Parent or Subsidiary of the Corporation, (B) any employee benefit plan (or related trust) sponsored or maintained by the Corporation, a Parent, or any Subsidiary, and (C) any underwriter temporarily holding securities pursuant to an offering of such securities.

(c)                                  “Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

(d)                                 “Committee” shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

(e)                                  “Common Stock” shall mean shares of the Corporation’s common stock.

(f)                                    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(g)                                 “Fair Market Value” of a share of the Corporation’s Common or Preferred Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate.

(h)                                 “Grant Agreement” shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

(i)                                     “Grant Date” shall mean the date on which the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

(j)                                     “Parent” shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of “parent corporation” provided in Section 424(e) of the Code, or any successor thereto of similar import.

(k)                                  “Preferred Stock” means shares of the Corporation’s Class AA Preferred Stock.

(l)                                     “Restricted Stock Units” mean Awards granted under Section 7 providing for the issuance of Preferred Stock to Participants at a specified future date, in such amounts and subject to such vesting requirements and other restrictions and conditions as the Committee determines.

(m)                               “Restricted Stock” means Awards granted under Section 7 providing for the issuance of Preferred Stock to Participants, in such amounts and subject to such vesting requirements and other restrictions and conditions as the Committee determines.

(n)                                 “Rule 16b-3” shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

(o)                                 “Stock Options” means Awards granted under Section 6 providing for the right of a Participant to purchase Common Stock in such amounts, at such exercise price, for such term and subject to such vesting requirements and other restrictions and conditions as the Committee determines.

(p)                                 “Subsidiary” and “subsidiaries” shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of “subsidiary corporation” provided in Section 424(f) of the Code, or any successor thereto of similar import.

(q)                                 “Unrestricted Stock” means Awards granted under Section 7 providing for the issuance of Preferred Stock to Participants, in such amounts and subject to such conditions as the Committee determines.

3.                                      Administration

(a)                                  Procedure.  The Plan shall be administered by the Board.  In the alternative, the Board may appoint a Committee consisting of not less than two (2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.  Once appointed, the Committee shall continue to serve until otherwise directed by the Board.  From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan.  In the event that the Board is the administrator of the Plan in lieu of a Committee, the term “Committee” as used herein shall be deemed to mean the Board.

Members of the Board or Committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Award to him or her.

The Committee shall meet at such times and places and upon such notice as it may determine.  A majority of the Committee shall constitute a quorum.  Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

(b)                                 Procedure After Registration of Common or Preferred Stock.  Upon and after the point in time that the Common or Preferred Stock or any other capital stock of the Corporation becomes registered under Section 12 of the Exchange Act, the Board shall take all action necessary to cause the Plan to be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 11 of the Plan.

(c)                                  Powers of the Committee.  The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.  The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

(i)                                     determine the eligible persons to whom, and the time or times at which Awards shall be granted,

(ii)                                  determine the types of Awards to be granted,

(iii)                               determine the number of shares to be covered by or used for reference purposes for each Award,

(iv)                              impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate,

(v)                                 modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award which would adversely affect the grantee without the grantee’s consent,

(vi)                              accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment, and

(vii)                           to establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee’s sole and absolute discretion.

(d)                                 Limited Liability.  To the maximum extent permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e)                                  Indemnification.  To the maximum extent permitted by law, the members of the Board and Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

(f)                                    Effect of Committee’s Decision.  All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.                                      Shares Available for the Plan

Subject to adjustments as provided in Section 10 of the Plan, the shares of stock that may be delivered or purchased with respect to Stock Options, including incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 12,770,232 shares of Common Stock and the shares of stock that may be delivered or purchased with respect to Restricted and Unrestricted Stock and Restricted

Stock Units shall not exceed an aggregate of 2,224,345 shares of Preferred Stock.  The Corporation shall reserve said number of shares for Awards under the Plan, subject to adjustments as provided in Section 10 of the Plan.  If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares or other consideration, the shares subject to such Award shall thereafter be available for further Awards under the Plan.

5.                                      Participation

Participation in the Plan shall be open to all employees, officers, directors and consultants of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time.  Notwithstanding the foregoing, participation in the Plan with respect to Awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation.

Awards may be granted to such eligible persons and for or with respect to such number of shares of Common or Preferred Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan.  A grant of any type of Award made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6.                                      Stock Options

Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants Awards of nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code.  The Stock Option Awards granted shall be subject to the following terms and conditions.

(a)                                  Grant of Option.  The grant of a Stock Option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the Stock Option evidenced thereby and the terms and conditions of such Stock Option, in such form as the Committee may from time to time determine.

(b)                                 Price.  The price per share payable upon the exercise of each Stock Option (“exercise price”) shall be determined by the Committee.

(c)                                  Payment.  Stock Options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made.  Payment may be made in cash (or cash equivalents acceptable to the Committee)

or, if approved by the Committee, in shares of Common Stock or a combination of cash and shares of Common Stock, or by such other means as the Committee may prescribe.  The Fair Market Value of shares of Common Stock delivered on exercise of Stock Options shall be determined as of the date of exercise.  Shares of Common Stock delivered in payment of the exercise price may be previously owned shares or, if approved by the Committee, shares acquired upon exercise of the Stock Option.  Any fractional share will be paid in cash.  If approved by the Board of Directors, the Corporation may make or guarantee loans to grantees to assist grantees in exercising Stock Options and satisfying any related withholding tax obligations.

If the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:  (i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

(d)                                 Terms of Options.  The term during which each Stock Option may be exercised shall be determined by the Committee; provided, however, that in no event shall a Stock Option be exercisable more than ten years from the date it is granted.  Prior to the exercise of the Stock Option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding Stock Option.

(e)                                  Restrictions on Incentive Stock Options.  Incentive stock option Awards granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

(i)                                     Grant Date.  An incentive stock option must be granted within 10 years of the earlier of the Plan’s adoption by the Board of Directors or approval by the Corporation’s shareholders.

(ii)                                  Exercise Price and Term.  The exercise price of an incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date the Stock Option is granted and the term of the Stock Option shall not exceed ten years.  Also, the exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common

Stock on the grant date and the term of such Stock Option shall not exceed five years.

(iii)                               Maximum Grant.  The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code.  To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Stock Options shall be treated as nonqualified stock options.  In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

(iv)                              Grantee.  Incentive stock options shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

(v)                                 Designation.  No Stock Option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such Stock Option.

(vi)                              Stockholder Approval.  No Stock Option issued under the Plan shall be an incentive stock option unless the Plan is approved by the shareholders of the Corporation within 12 months of its adoption by the Board in accordance with the Bylaws and Articles of the Corporation and governing law relating to such matters.

(vii)                           Other Terms and Conditions.  Stock Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.                                      Stock Awards (including Restricted and Unrestricted Stock and Restricted Stock Units).

(a)                                  In General.  Subject to the other applicable provisions of the Plan and applicable law, the Committee may at any time and from time to time grant Restricted or Unrestricted Stock or Restricted Stock Units to Participants, in such amounts and subject to such vesting requirements and other restrictions and conditions as it determines.  Unless determined otherwise by the Committee, Participants receiving Restricted or Unrestricted Stock or Restricted Stock Units are not required to pay the Corporation cash consideration for such units (except as may be required for applicable tax withholding).

(b)                                 Vesting Conditions and Other Restrictions.  Each Award for Restricted Stock or Restricted Stock Units shall be evidenced by a Grant Agreement that specifies the applicable vesting conditions and other restrictions, if any, on such Award, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of the shares of Preferred Stock that are part of the Award.  Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any vesting or other restriction applicable to any Restricted Stock or Restricted Stock Units awarded to any grantee under the Plan.

(c)                                  Stock Issuance and Stockholder Rights.

(i)                                     Restricted Stock.  Stock certificates with respect to shares of Preferred Stock granted pursuant to a Restricted Stock Award shall be issued, and/or Preferred Stock shall be registered, at the time of grant of the Restricted Stock Award, subject to forfeiture if the Restricted Stock does not vest or other restrictions do not lapse.  Any Preferred Stock certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award and the grantee may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor.  Except as otherwise provided by the Committee, during the period of restriction following issuance of Restricted Stock certificates, the grantee shall have all of the rights of a holder of Preferred Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the Restricted Stock.  The Committee, in its discretion, may provide that any dividends or distributions paid with respect to Preferred Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Restricted Stock to which such dividends or distributions relate.

(ii)                                  Restricted Stock Units.  Stock certificates for the shares of Preferred Stock subject to a Restricted Stock Unit shall be issued, and/or Preferred Stock shall be registered, upon vesting and lapse of any other restrictions or conditions with respect to the issuance of Preferred Stock under such Award.  The grantee will not be entitled to vote such Preferred Stock or to any of the other rights of stockholders during the period prior to issuance of the certificates for such Preferred Stock and/or the registration of the Preferred Stock.  An Award of Restricted Stock Units shall provide the Participant with the right to receive amounts equivalent to dividends and distributions paid with respect to Preferred Stock subject to the Award while the Award is outstanding, which payments may, in the Committee’s discretion, either be made currently or credited to an account for the Participant, and may be settled in cash or Preferred Stock, all as determined by the Committee.  Unless otherwise determined by the Committee with respect to a particular Award, each outstanding Restricted Stock Unit shall accrue such dividend equivalents, deferred as equivalent amounts of additional Restricted Stock Units, which amounts will be paid only when and if the Restricted Stock Unit (on which such dividend equivalents were accrued) vests and becomes payable.  To the extent that a Restricted Stock Unit does not vest or is otherwise forfeited, any accrued and unpaid dividend equivalents shall be forfeited.

8.                                      Withholding of Taxes

The Corporation may require, as a condition to the grant of any Award under the Plan or exercise pursuant to such Award or to the delivery of certificates for shares issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement (hereinafter collectively referred to as a “taxable event”), that the grantee pay to the Corporation, in cash or, if approved by the Corporation, in shares of stock, including shares that would otherwise be issued upon exercise of or payment under the Award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan.  The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

9.                                      Transferability

No Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution.  Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

10.                               Adjustments; Business Combinations

In the event of a reclassification, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, or other similar event, involving the Common or Preferred Stock, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters which relate to Awards and which are affected by the changes in the Common or Preferred Stock referred to above.

In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, but without limitation, any one or more of the following:  (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; (ii) cancellation of any Award upon payment to the holder in cash of the Fair Market Value of the Common or Preferred Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Common or Preferred Stock of the Corporation, arrangements to have such other entity replace the Awards granted hereunder with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the award.

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 10) affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a Stock Option or Restricted Stock Unit Award: (i) each grantee shall have the right to exercise his Stock Option or to require delivery of share certificates under any such Restricted Stock Unit Award, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Stock Option or Restricted Stock Unit Award that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution.  The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act.  Any Stock Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date; and any Restricted Stock Unit as to which there has not been such delivery of share certificates or that has not been so canceled or surrendered, shall be forfeited on the last day prior to such effective date.  The Committee shall give to each grantee written notice of the commencement of any proceedings for such liquidation and dissolution of the Corporation and the grantee’s rights with respect to his outstanding Award.

Except as hereinbefore expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common or Preferred Stock subject to Awards theretofore granted or the purchase price per share of Common or Preferred Stock subject to Awards.

11.                               Termination and Modification of the Plan

The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation to increase the number of shares of Common or Preferred Stock subject to the Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common or Preferred Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan).

The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws.  The Committee may amend or modify the grant of any outstanding Award in any manner to the extent that the Committee would have had the authority to make such Award as so modified or amended.  No modification may be made that would materially adversely affect any Award previously made under the Plan without the approval of the grantee.

12.                               Non-Guarantee of Employment

Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

13.                               Termination of Employment

For purposes of maintaining a grantee’s continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Corporation and the Corporation’s Parent or Subsidiaries shall not be considered a termination of employment.  Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee’s right to reemployment shall no longer be guaranteed either by law or contract.

14.                               Written Agreement

Each Grant Agreement entered into between the Corporation and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

15.                               Non-Uniform Determinations

The Committee’s determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and time of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

16.                               Limitation on Benefits

With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3.  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

17.                               Listing and Registration

If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any listing or quotation system established by the National Association of Securities Dealers, Inc. (“Nasdaq System”) or under any law, of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Award may be exercised in whole or in part and no restrictions on such Award shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

18.                               Compliance with Securities Law

The Corporation may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise and each such delivery, a written representation that the shares of Common or Preferred Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws.  The Corporation may also require that a grantee submit other written representations which will permit the Corporation to comply with federal and applicable state securities laws in connection with the issuance of the Common or Preferred Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee’s ability to bear the economic risk of the grantee’s investment.  The Corporation may require that the grantee obtain a “purchase representative” as that term is defined in applicable federal and state securities laws.  The stock certificates for any shares of Common or Preferred Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common or Preferred Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws.  The Corporation may notify its transfer agent to stop any transfer of shares of Common or Preferred Stock not made in compliance with these restrictions.  Common or Preferred Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of share certificates for such Common or Preferred Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common or Preferred Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

19.                               No Trust or Fund Created

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person.  To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

20.                               No Limit on Other Compensation Arrangements

Nothing contained in the Plan shall prevent the Corporation or its Parent or Subsidiary corporations from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee in its discretion determines desirable, including without limitation the granting of stock options or restricted stock units otherwise than under the Plan.

21.                               No Restriction of Corporate Action

Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award issued under the Plan.  No employee, beneficiary or other person shall have any claim against the Corporation or any Parent or Subsidiary as a result of such action.

22.                               Governing Law

The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws rules and principles.

23.                               Plan Subject to Charter and By-Laws

This Plan is subject to the Articles and By-Laws of the Corporation, as they may be amended from time to time.

24.                               Effective Date; Termination Date

The Plan is effective as of the date on which the Plan was adopted by the Board; provided that no Stock Options issued hereunder shall be treated as incentive stock options, regardless of the designation in the Grant Agreement, unless the Plan is approved by the shareholders of the Corporation as provided in Section 6(e)(vi).  No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan.  Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board:  November 8, 2007

Date Approved by the Shareholders:  January 7, 2008

METASTORM, INC. 2004 OMNIBUS STOCK PLAN (THE “PLAN”)
STOCK OPTION GRANT AGREEMENT

This Grant Agreement (the “Agreement”) is entered into by and between Metastorm, Inc., a Maryland Corporation, (the “Corporation”) and NAME the (“Grantee”) effective as DATE OF ISSUE, the “Grant Date”).

1.                                      GRANT OF OPTION:

Subject to the provisions of this Agreement, and pursuant to the provisions of the Plan, Corporation hereby grants to Grantee, as of the Grant Date, an option (the “Option”) of such type, to purchase such number of shares of Common Stock of the Corporation (the “Shares”), and at such exercise price per Share (the “Option Price”) as are stated in the Stock Option Overview below.  The Option terminates on the earlier of (a) the date set forth in Section 4 upon a termination of employment of the Grantee with the Corporation or any Parent or Subsidiary of the Corporation or (b) at the end of the Option Term stated in the Overview.

STOCK OPTION OVERVIEW

Type of Option:       Common Stock

Number of Shares Subject to the Option:      ###### shares of Common Stock

Option Price:      per Share

Option Term:       10 years to expiration

2.                                      VESTING:

(a)                                  Vesting Schedule. The Option shall become vested and exercisable in accordance with the applicable vesting schedule specified below.

(i)                                     Regular Schedule:  The Option shall become vested and exercisable with respect to six and one-quarter percent (6.25%) of the Shares subject to the Option (rounded down to a whole Share) on the first day of each third month after the Grant Date, provided Grantee has continued in the employment of the Corporation or any Parent or Subsidiary of the Corporation from the Grant Date through any such vesting date.

(ii)                                  Accelerated Vesting Schedule:  The Option shall become vested and exercisable with respect to one hundred percent (100%) of the Shares subject to the Option upon the earliest of the following:

(A) the date of a Change in Control of the Corporation occurring after the Grant Date, provided the Grantee has continued in the employment of the Corporation or any Parent or Subsidiary of the Corporation from the Grant Date through the date of the Change in Control and the Grantee is not offered a position in the acquiring or surviving entity or a parent or subsidiary at a salary and benefits that are comparable in the aggregate to those received by Grantee from the  Corporation or any Parent or Subsidiary of the Corporation immediately prior to the Change in Control; or

(B) the date of termination of Grantee’s employment without Cause (as defined below) by the acquiring or surviving entity or a parent or subsidiary or resignation of the Grantee for Good Reason (as defined below) from any such entity after such Change in Control.

(b)                                 Definitions.

(i)                                     Cause.  For purposes of this Agreement, “Cause” means (A) the substantial failure to perform the duties of Grantee’s position (other than as a result of disability) which, if capable of correction, has not been corrected by Grantee for a period of fifteen (15) days following notice of same, (B) willful misconduct or gross negligence, (C) conviction of a felony, or (D) Grantee’s engaging in actions or inactions intentionally designed to provoke the termination of Grantee’s employment and subsequent continuation of these behaviors after being advised to desist by the Board.  The good faith determination by the Committee of whether the Grantee’s employment was terminated by the Corporation for “Cause” shall be final and binding for all purposes hereunder.

(ii)                                  Good Reason.  For purposes of this Agreement, “Good Reason” means a decrease in salary or benefits to a level not comparable in the aggregate to those received by Grantee from the Corporation or any Parent or Subsidiary of the Corporation immediately prior to the Change in Control or a material diminution of duties or responsibilities of the Grantee other than by reason of being in a comparable position with a division, subsidiary, affiliate or other unit of the acquiring or surviving entity or its parent.

3.                                      EXERCISE OF OPTION AND ISSUANCE OF SHARES:

(a)                                  Exercisability of Option.  No portion of the Option granted to Grantee shall be exercisable by Grantee prior to the time such portion of the Option has vested.

(b)                                 Manner of Exercise.  The vested portion of the Option may be exercised, in whole or in part, by delivering written notice to the Committee or its designee in the form attached as Attachment 1 or in such other form as the Committee may require from time to time.  Such notice shall specify the number of Shares Grantee then desires to purchase, which may not be fewer than one hundred (100) Shares if less than the remaining Shares subject to the Option are specified, and the manner of payment of the Option Price.  The Option may be exercised only in multiples of whole Shares and no partial Shares shall be issued.

(c)                                  Manner of Payment of Option Price.  Unless the Committee in its sole discretion allows payment by another means, the Option Price may be paid by any of the following means:

(i)                                     By a check payable to the order of the Corporation for an amount in dollars equal to the Option Price of such Shares.

(ii)                                  By transfer of Shares having an aggregate Fair Market Value equal to such Option Price which have been held by Grantee for at least six (6) months, or a combination of cash and such Shares.

(iii)                               After an IPO of the Shares, by a broker-assisted “cashless exercise” procedure, as permitted under Federal Reserve Board’s Regulation T, subject to securities law restrictions.

(iv)                              By such other means as the Committee in its sole discretion shall permit.

(d)                                 Issuance of Shares.  Upon exercise of the Option, in whole or in part, in accordance with the terms of the Agreement and upon payment of the Option Price for the Shares as to which the Option is exercised, and any applicable tax withholding, the Corporation shall issue to Grantee or, in the event of Grantee’s death, to Grantee’s executor, personal representative or the person to whom the Option shall have been transferred by will or the laws of descent and distribution, as the case may be, a certificate or certificates or evidence of book entry Shares registered in Grantee’s name for the number of Shares so paid for.  Any share certificates for the Shares issued hereunder shall, unless such shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such shares.

(e)                                  No Rights of Shareholder.  Grantee shall not have any of the rights of a shareholder with respect to the Shares that may be issued upon the exercise of the Option until such Shares have been issued to him or her upon the due exercise of the Option.

(f)                                    Nontransferability of Option.  The Option shall be nontransferable otherwise than by will or the laws of descent and distribution.  During the lifetime of Grantee, the Option may be exercised only by Grantee or, during the period Grantee is under a legal disability, by Grantee’s guardian or legal representative.

(g)                                 Securities Regulations.  In the event the Shares that may be purchased under the Option are not registered under the Securities Act of 1933, as amended, (the “Securities Act”) the exercise notice shall include the following representations by Grantee:

(i)                                     Grantee is acquiring the Shares for his or her own account for investment with no present intention of dividing the interest with others or of reselling or otherwise disposing of any of the Shares.

(ii)                                  The Shares are being issued without registration under the Securities Act.

(iii)                               Since the Shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (i) hereof shall terminate.  As a condition to any transfer of the Shares, Grantee understands that the Corporation will require an opinion of counsel satisfactory to the Corporation to the effect that such transfer does not require registration under the Act or any state securities law.

(iv)                              The issuer is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under Regulation A under the Act for Grantee’s benefit.

(v)                                 The certificates for the Shares to be issued to Grantee shall contain appropriate legends to reflect the restrictions on transferability imposed by the Act.

(h)                                 Stock Restrictions Appendix.  As a condition to exercise of the Option, Shares issued hereunder shall be subject to  Appendix A hereto entitled “Stock Restrictions”.

4.                                      TERMINATION OF EMPLOYMENT:

(a)                                  Unvested Portion.  The unvested portion of the Option shall terminate, and no longer be of any force or effect, upon the earlier of (a) the end of the Option Term or (b) the termination of Grantee’s employment with the Corporation or any Parent or Subsidiary of the Corporation for any reason.

(b)                                 Vested Portion.  The vested portion of the Option shall terminate, and no longer be of any force or effect, upon the earlier of (a) the end of the Option Term or (b) the applicable date below following termination of Grantee’s employment with the Corporation or any Parent or Subsidiary of the Corporation:

(i)                                     twelve (12) months after termination of Grantee’s employment by reason of death or Disability.  For purposes of this Agreement, Disability shall be as defined in Code Section 22(e)(3) and shall be determined by the Committee, with its determination on the matter being final and binding;

(ii)                                  at the time of  termination of Grantee’s employment for “Cause”;

(iii)                               thirty (30) days following termination of Grantee’s employment by resignation;  or

(iv)                              three (3) months following termination of Grantee’s employment for any other reason.

5.                                      MISCELLANEOUS:

(a)                                  Withholding of Taxes.  The Corporation or any Parent or Subsidiary of the Corporation shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of Shares) due Grantee the amount of any federal, state or local taxes or any applicable taxes or other withholding of any jurisdiction required by law to be withheld as the result of the exercise of the Option or the sale of Shares issued thereunder.  In lieu of such deduction, the Committee may require Grantee to make a cash payment to the Corporation or any Parent or Subsidiary of the Corporation equal to the amount required to be withheld.  If Grantee does not make such payment when requested, the Corporation may refuse to issue any Shares under the Plan until arrangements satisfactory to the Committee for such payment have been made.

(b)                                 Right to Continued Employment.  Nothing in the Plan or this Agreement shall be construed as a contract of employment between the Corporation or any Parent or Subsidiary of the Corporation and the Grantee, or as a contractual right of the Grantee to continue in the employ of the Corporation or any Parent or Subsidiary of the Corporation, or as a limitation of the right of the Corporation or any Parent or Subsidiary of the Corporation to discharge the Grantee at any time.

(c)                                  Prevailing Laws.  This Agreement shall be construed and enforced in accordance with and governed by the laws of the state of Maryland.

(d)                                 Headings.  The headings in the Agreement are for reference purposes only and shall not affect the meaning or interpretation of the Agreement.

(e)                                  Successors.  This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

(f)                                    Notices.  All notices and other communications made or given pursuant to the Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to Grantee at the address contained in the records of the Corporation, or addressed to the Committee, care of the Corporation for the attention of its Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

(g)                                 Entire Agreement; Modification.  The Agreement contains the entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto.

(h)                                 Conformity with Plan.  This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference.  Unless stated otherwise herein, capitalized terms in this Agreement shall have the same meaning as defined in the Plan.  Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan.  In the event of any ambiguity in the Agreement or any matters as to which the Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan and Grant Agreements related thereto, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.  The Grantee acknowledges by signing this Agreement that he or she has received and reviewed a copy of the Plan.

(i)                                     Cancellation.  Notwithstanding anything herein to the contrary, in the event of a Change in Control of the Corporation, the Committee in its sole discretion may in connection with the closing of the respective transaction cancel this Agreement and the Option in exchange for the payment to Grantee of the Fair Market Value of the Shares subject to the outstanding portion of the Option, less the aggregate exercise price of such portion of the Share Option and subject to any applicable tax withholding.  For this purpose, the Fair Market Value of the Shares shall be calculated on the basis of the valuation of the Shares for purposes of the respective transaction.  Payment may be made in cash or cash equivalents or in the form of the consideration paid or exchanged for Shares of the Corporation in the respective transaction.

IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.

METASTORM, INC.

By:

GRANTEE

ATTACHMENT 1

EXERCISE FORM

Metastorm, Inc.

[Address]

[Address]

Attn: Board of Directors

Gentlemen:

1.                                       Exercise of Stock Option.  I hereby exercise the [Insert Type]                             Stock Option (the “Stock Option”) granted to me on                                         , 200  , by Metastorm, Inc. (the “Corporation”), subject to all the terms and provisions thereof and of the Metastorm, Inc. 2004 Omnibus Stock Plan (the “Plan”), and notify you of my desire to purchase                          shares (the “Shares”) of Common Stock of the Corporation at a price of $                       per share pursuant to the exercise of said Stock Option.

2.                                       Information about the Corporation.  I am aware of the Corporation’s business affairs and financial condition and have acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Shares.

3.                                       Tax Consequences.  I am not relying upon the Corporation for any tax advice in connection with this option exercise, but rather am relying on my own personal tax advisors in connection with the exercise of the Stock Option and any subsequent disposition of the Shares.

4.                                       Tax Withholding.  I understand that, in the case of a nonqualified stock option, I must submit upon demand from the Corporation an amount in cash or cash equivalents sufficient to satisfy any federal, state or local tax withholding applicable to this Stock Option exercise, in addition to the purchase price enclosed, or make such other arrangements for such tax withholding that are satisfactory to the Corporation, in its sole discretion, in order for this exercise to be effective.

5.                                       Unregistered Shares.  The following shall apply in the event the Shares purchased herein are not registered under the Securities Act of 1933, as amended:

(a)                                  I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.

(b)                                 The Shares are being issued without registration under the Securities Act of 1933, as amended (the “Act”), in reliance upon the exemption provided by Section 3(b) of the Act for employee benefit plans, contained in Rule 701 promulgated thereunder, or in lieu thereof upon the private offering exemption contained in Section 4(2) of the Act, and such reliance is based in part on the above representation.

(c)                                  Since the Shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate.  As a condition to any transfer of the Shares, I understand that the Corporation will require an opinion of counsel satisfactory to the Corporation to the effect that such transfer does not require registration under the Act or any state securities law.

(d)                                 The issuer is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under Regulation A under the Act for my benefit.

(e)                                  The certificates for the shares to be issued to me shall contain appropriate legends to reflect the restrictions on transferability imposed by the Act.

(f)                                    The Shares are subject to Stock Restrictions included in Appendix A of the respective stock option grant agreement.

Total Amount Enclosed:  $

Date:
(Optionee)

Received by Metastorm, Inc.

	On:	, 20

By:

METASTORM, INC. 2004 OMNIBUS STOCK PLAN (THE “PLAN”)
STOCK OPTION GRANT AGREEMENT (U.K.)

This Grant Agreement (the “Agreement”) is entered into by and between Metastorm, Inc., a Maryland Corporation, (the “Corporation”) and NAME the (“Grantee”) effective as DATE OF ISSUE, the “Grant Date”).

Grantee acknowledges and agrees that this Agreement replaces and supersedes in its entirety all previous commitments or agreements by the Corporation to pay to Grantee a special bonus, portion of a bonus pool or “carve-out” based on a Change in Control of the Corporation, and no such previous commitment or agreement shall be of any further force or effect.

1.                                      GRANT OF OPTION:

Subject to the provisions of this Agreement, and pursuant to the provisions of the Plan, Corporation hereby grants to Grantee, as of the Grant Date, an option (the “Option”) of such type, to purchase such number of shares of Common Stock of the Corporation (the “Shares”), and at such exercise price per Share (the “Option Price”) as are stated in the Stock Option Overview below.  The Option terminates on the earlier of (a) the date set forth in Section 4 upon a termination of employment of the Grantee with the Corporation or any Parent or Subsidiary of the Corporation or (b) at the end of the Option Term stated in the Overview.

STOCK OPTION OVERVIEW

Type of Option:          Common Stock

Number of Shares Subject to the Option:  ######## shares of Common Stock

Option Price:  $                                              per Share

Option Term:       10 years to expiration

2.                                      VESTING:

(a)                                  Vesting Schedule. The Option shall become vested and exercisable in accordance with the applicable vesting schedule specified below.

(i)                                     Regular Schedule:  The Option shall become vested and exercisable with respect to six and one-quarter percent (6.25%) of the Shares subject to the Option (rounded down to a whole Share) on the first day of each third month after the Grant Date, provided Grantee has continued in the employment of the Corporation or any Parent or Subsidiary of the Corporation from the Grant Date through any such vesting date.

(ii)                                  Accelerated Vesting Schedule:  The Option shall become vested and exercisable with respect to one hundred percent (100%) of the Shares subject to the Option upon the earliest of the following:

(A) the date of a Change in Control of the Corporation occurring after the Grant Date, provided the Grantee has continued in the employment of the Corporation or any Parent or Subsidiary of the Corporation from the Grant Date through the date of the Change in Control and the Grantee is not offered a position in the acquiring or surviving entity or a parent or subsidiary at a salary and benefits that are comparable in the aggregate to those received by Grantee from the  Corporation or any Parent or Subsidiary of the Corporation immediately prior to the Change in Control; or

(B) the date of termination of Grantee’s employment without Cause (as defined below) by the acquiring or surviving entity or a parent or subsidiary or resignation of the Grantee for Good Reason (as defined below) from any such entity after such Change in Control.

(b)                                 Definitions.

(i)                                     Cause.  For purposes of this Agreement, “Cause” means (A) the substantial failure to perform the duties of Grantee’s position (other than as a result of disability) which, if capable of correction, has not been corrected by Grantee for a period of fifteen (15) days following notice of same, (B) willful misconduct or gross negligence, (C) conviction of a felony, or (D) Grantee’s engaging in actions or inactions intentionally designed to provoke the termination of Grantee’s employment and subsequent continuation of these behaviors after being advised to desist by the Board.  The good faith determination by the Committee of whether the Grantee’s employment was terminated by the Corporation for “Cause” shall be final and binding for all purposes hereunder.

(ii)                                  Good Reason.  For purposes of this Agreement, “Good Reason” means a decrease in salary or benefits to a level not comparable in the aggregate to those received by Grantee from the Corporation or any Parent or Subsidiary of the Corporation immediately prior to the Change in Control or a material diminution of duties or responsibilities of the Grantee other than by reason of being in a comparable position with a division, subsidiary, affiliate or other unit of the acquiring or surviving entity or its parent.

3.                                      EXERCISE OF OPTION AND ISSUANCE OF SHARES:

(a)                                  Exercisability of Option.  No portion of the Option granted to Grantee shall be exercisable by Grantee prior to the time such portion of the Option has vested.

(b)                                 Manner of Exercise.  The vested portion of the Option may be exercised, in whole or in part, by delivering written notice to the Committee or its designee in the form attached as Attachment 1 or in such other form as the Committee may require from time to time.  Such notice shall specify the number of Shares Grantee then desires to purchase, which may not be fewer than one hundred (100) Shares if less than the remaining Shares subject to the Option are specified, and the manner of payment of the Option Price.  The Option may be exercised only in multiples of whole Shares and no partial Shares shall be issued.

(c)                                  Manner of Payment of Option Price.  Unless the Committee in its sole discretion allows payment by another means, the Option Price may be paid by any of the following means:

(i)                                     By a check payable to the order of the Corporation for an amount in dollars equal to the Option Price of such Shares.

(ii)                                  By transfer of Shares having an aggregate Fair Market Value equal to such Option Price which have been held by Grantee for at least six (6) months, or a combination of cash and such Shares.

(iii)                               After an IPO of the Shares, by a broker-assisted “cashless exercise” procedure, as permitted under Federal Reserve Board’s Regulation T, subject to securities law restrictions.

(iv)                              By such other means as the Committee in its sole discretion shall permit.

(d)                                 Issuance of Shares.  Upon exercise of the Option, in whole or in part, in accordance with the terms of the Agreement and upon payment of the Option Price for the Shares as to which the Option is exercised, and any applicable tax withholding, the Corporation shall issue to Grantee or, in the event of Grantee’s death, to Grantee’s executor, personal representative or the person to whom the Option shall have been transferred by will or the laws of descent and distribution, as the case may be, a certificate or certificates or evidence of book entry Shares registered in Grantee’s name for the number of Shares so paid for.  Any share certificates for the Shares issued hereunder shall, unless such shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such shares.

(e)                                  No Rights of Shareholder.  Grantee shall not have any of the rights of a shareholder with respect to the Shares that may be issued upon the exercise of the Option until such Shares have been issued to him or her upon the due exercise of the Option.

(f)                                    Nontransferability of Option.  The Option shall be nontransferable otherwise than by will or the laws of descent and distribution.  During the lifetime of Grantee, the Option may be exercised only by Grantee or, during the period Grantee is under a legal disability, by Grantee’s guardian or legal representative.

(g)                                 Securities Regulations.  In the event the Shares that may be purchased under the Option are not registered under the Securities Act of 1933, as amended, (the “Securities Act”) the exercise notice shall include the following representations by Grantee:

(i)                                     Grantee is acquiring the Shares for his or her own account for investment with no present intention of dividing the interest with others or of reselling or otherwise disposing of any of the Shares.

(ii)                                  The Shares are being issued without registration under the Securities Act.

(iii)                               Since the Shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (i) hereof shall terminate.  As a condition to any transfer of the Shares, Grantee understands that the Corporation will require an opinion of counsel satisfactory to the Corporation to the effect that such transfer does not require registration under the Act or any state securities law.

(iv)                              The issuer is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under Regulation A under the Act for Grantee’s benefit.

(v)                                 The certificates for the Shares to be issued to Grantee shall contain appropriate legends to reflect the restrictions on transferability imposed by the Act.

(h)                                 Stock Restrictions Appendix.  As a condition to exercise of the Option, Shares issued hereunder shall be subject to  Appendix A hereto entitled “Stock Restrictions”.

4.                                      TERMINATION OF EMPLOYMENT:

(a)                                  Unvested Portion.  The unvested portion of the Option shall terminate, and no longer be of any force or effect, upon the earlier of (a) the end of the Option Term or (b) the termination of Grantee’s employment with the Corporation or any Parent or Subsidiary of the Corporation for any reason.

(b)                                 Vested Portion.  The vested portion of the Option shall terminate, and no longer be of any force or effect, upon the earlier of (a) the end of the Option Term or (b) the applicable date below following termination of Grantee’s employment with the Corporation or any Parent or Subsidiary of the Corporation:

(i)                                     twelve (12) months after termination of Grantee’s employment by reason of death  or Disability.  For purposes of this Agreement, Disability shall be as defined in Code Section 22(e)(3) and shall be determined by the Committee, with its determination on the matter being final and binding;

(ii)                                  at the time of  termination of Grantee’s employment for “Cause”;

(iii)                               thirty (30) days following termination of Grantee’s employment by resignation;  or

(iv)                              three (3) months following termination of Grantee’s employment for any other reason.

5.                                      MISCELLANEOUS:

(a)                                  Withholding of Taxes.  The Corporation or any Parent or Subsidiary of the Corporation shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of Shares) due Grantee the amount of any federal, state or local taxes or any applicable taxes or other withholding of any jurisdiction required by law to be withheld as the result of the exercise of the Option or the sale of Shares issued thereunder.  In lieu of such deduction, the Committee may require Grantee to make a cash payment to the Corporation or any Parent or Subsidiary of the Corporation equal to the amount required to be withheld.  If Grantee does not make such payment when requested, the Corporation may refuse to issue any Shares under the Plan until arrangements satisfactory to the Committee for such payment have been made.

(b)                                 Right to Continued Employment.  Nothing in the Plan or this Agreement shall be construed as a contract of employment between the Corporation or any Parent or Subsidiary of the Corporation and the Grantee, or as a contractual right of the Grantee to continue in the employ of the Corporation or any Parent or Subsidiary of the Corporation, or as a limitation of the right of the Corporation or any Parent or Subsidiary of the Corporation to discharge the Grantee at any time. Any Grantee whose office or employment is terminated for any reason whatsoever (and whether lawful or otherwise) will not be entitled to claim any compensation for or in respect of any consequent diminuation or extinction of his rights or benefits (actual or prospective) under any option then held by him or otherwise in connection with the Plan.

(c)                                  Prevailing Laws.  This Agreement shall be construed and enforced in accordance with and governed by the laws of the state of Maryland.

(d)                                 Headings.  The headings in the Agreement are for reference purposes only and shall not affect the meaning or interpretation of the Agreement.

(e)                                  Successors.  This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

(f)                                    Notices.  All notices and other communications made or given pursuant to the Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to Grantee at the address contained in the records of the Corporation, or addressed to the Committee, care of the Corporation for the attention of its Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

(g)                                 Entire Agreement; Modification.  The Agreement contains the entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto.

(h)                                 Conformity with Plan.  This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference.  Unless stated otherwise herein, capitalized terms in this Agreement shall have the same meaning as defined in the Plan.  Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan.  In the event of any ambiguity in the Agreement or any matters as to which the Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan and Grant Agreements related thereto, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.  The Grantee acknowledges by signing this Agreement that he or she has received and reviewed a copy of the Plan.

(i)                                     Cancellation.  Notwithstanding anything herein to the contrary, in the event of a Change in Control of the Corporation, the Committee in its sole discretion may in connection with the closing of the respective transaction cancel this Agreement and the Option in exchange for the payment to Grantee of the Fair Market Value of the Shares subject to the outstanding portion of the Option, less the aggregate exercise price of such portion of the Share Option and subject to any applicable tax withholding.  For this purpose, the Fair Market Value of the Shares shall be calculated on the basis of the valuation of the Shares for purposes of the respective transaction.  Payment may be made in cash or cash equivalents or in the form of the consideration paid or exchanged for Shares of the Corporation in the respective transaction.

IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.

METASTORM, INC.

By:

GRANTEE

ATTACHMENT 1

EXERCISE FORM

Metastorm, Inc.

[Address]

[Address]

Attn: Board of Directors

Gentlemen:

1.                                       Exercise of Stock Option.  I hereby exercise the [Insert Type]                             Stock Option (the “Stock Option”) granted to me on                                         , 200  , by Metastorm, Inc. (the “Corporation”), subject to all the terms and provisions thereof and of the Metastorm, Inc. 2004 Omnibus Stock Plan (the “Plan”), and notify you of my desire to purchase                          shares (the “Shares”) of Common Stock of the Corporation at a price of $                       per share pursuant to the exercise of said Stock Option.

2.                                       Information about the Corporation.  I am aware of the Corporation’s business affairs and financial condition and have acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Shares.

3.                                       Tax Consequences.  I am not relying upon the Corporation for any tax advice in connection with this option exercise, but rather am relying on my own personal tax advisors in connection with the exercise of the Stock Option and any subsequent disposition of the Shares.

4.                                       Tax Withholding.  I understand that, in the case of a nonqualified stock option, I must submit upon demand from the Corporation an amount in cash or cash equivalents sufficient to satisfy any federal, state or local tax withholding applicable to this Stock Option exercise, in addition to the purchase price enclosed, or make such other arrangements for such tax withholding that are satisfactory to the Corporation, in its sole discretion, in order for this exercise to be effective.

5.                                       Unregistered Shares.  The following shall apply in the event the Shares purchased herein are not registered under the Securities Act of 1933, as amended:

(a)                                  I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.

(b)                                 The Shares are being issued without registration under the Securities Act of 1933, as amended (the “Act”), in reliance upon the exemption provided by Section 3(b) of the Act for employee benefit plans, contained in Rule 701 promulgated thereunder, or in lieu thereof upon the private offering exemption contained in Section 4(2) of the Act, and such reliance is based in part on the above representation.

(c)                                  Since the Shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate.  As a condition to any transfer of the Shares, I understand that the Corporation will require an opinion of counsel satisfactory to the Corporation to the effect that such transfer does not require registration under the Act or any state securities law.

(d)                                 The issuer is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under Regulation A under the Act for my benefit.

(e)                                  The certificates for the shares to be issued to me shall contain appropriate legends to reflect the restrictions on transferability imposed by the Act.

(f)                                    The Shares are subject to Stock Restrictions included in Appendix A of the respective stock option grant agreement.

Total Amount Enclosed:  $

Date:
(Optionee)

Received by Metastorm, Inc.

	On:	, 20

By: